UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

LAVA Therapeutics N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-40241	84-2745484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yalelaan 62 Utrecht, The Netherlands	3584 CM
(Address of principal executive offices)	(Zip Code)

+31 85 016 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, nominal value €0.12 per share	LVTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 20, 2025, the board of directors (the “Board”) of LAVA Therapeutics N.V. (the “Company”), upon the recommendation of the audit committee of the Board (the “Audit Committee”), approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s U.S. GAAP consolidated financial statements for the fiscal year ending December 31, 2025, and dismissed PricewaterhouseCoopers Accountants N.V. (“PwC”).

The report of PwC on the consolidated financial statements of the Company for the fiscal years ended December 31, 2023 and 2024 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the Company’s audits for the fiscal years ended December 31, 2023 and 2024 and during the subsequent interim period through May 20, 2025, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that would have caused PwC to report the disagreement if it had not been resolved to the satisfaction of PwC or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses in the Company’s internal control over financial reporting related to (a) inadequate general controls over information technology, among which were the lack of change management and software development life procedures and insufficient level of user access controls to key financial systems and (b) the Company’s ability to design and maintain appropriate segregation of duties. These material weaknesses were remediated as of December 31, 2024, as disclosed in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 28, 2025. PwC discussed these matters with the Audit Committee, and the Company has authorized PwC to respond fully to any inquiry of KPMG concerning these matters.

PwC’s letter to the SEC stating its agreement with the statements in the foregoing paragraphs is filed as Exhibit 16.1 to this Current Report on Form 8-K and incorporated herein by reference.

During the fiscal years ended December 31, 2023 and 2024 and the subsequent interim period through May 20, 2025, the Company did not consult with KPMG regarding (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers Accountants N.V. to the U.S. Securities and Exchange Commission, dated May 23, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAVA Therapeutics, N.V.

Dated: May 23, 2025	By:	/s/ Fred Powell
		Name:	Fred Powell
		Title:	Chief Financial Officer